UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2021

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100

Moorestown, New Jersey 08057

(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

In response to recent industry developments concerning a large, for-profit Program for All-inclusive Care for the Elderly (“PACE”) operator, Tabula Rasa HealthCare, Inc. (the “Company,” “we,” “ours,” “us”) have not seen any material change across our PACE clients with regards to federal, state or local government regulations that we believe would negatively impact our clients’ ability to grow the number of PACE participants that they serve nationwide. Our net PACE enrollment returned to pre-COVID levels beginning in March 2021 and this rate of monthly sequential growth has remained consistent through our most recent month, September 2021.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give current expectations or forecasts of future events or the Company’s future financial or operating performance, and include the Company’s expectations regarding healthcare regulations, industry trends, available opportunities to the Company, the financial and operating performance of the Company, the impacts of the COVID-19 pandemic, and the Company’s expectations for 2021 and beyond. Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “should,” and similar expressions. These forward-looking statements are based on management's good-faith expectations, judgements, and assumptions as of the date of this Report. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: the impacts of the ongoing COVID-19 pandemic and other health epidemics; fluctuations in the Company’s financial results; the acceptance and use of the Company’s products and services by PACE organizations; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable governmental regulations; the Company’s ability to maintain relationships with a specified drug wholesaler; increasing consolidation in the healthcare industry; managing the Company’s growth effectively; the Company’s ability to adequately protect its intellectual property; the requirements of being a public company; the Company’s ability to recognize the expected benefits from acquisitions on a timely basis or at all; and the other risk factors set forth from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those factors discussed under the caption “Risk Factors” in its most recent annual report on Annual Report on Form 10-K, filed with the SEC on February 26, 2021, and in subsequent reports filed with or furnished to the SEC. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: September 30, 2021